The date of this supplement is August 31, 2005.

E139-041 8/31/05

T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Large-Cap Growth Fund

Supplement to prospectus dated May 1, 2005

Effective August 31, 2005, Table 2 and the Example chart on page 4 of the prospectus are revised with the following to reflect the lowering of the fund`s expense ratio limitation.

Table 2  Fees and Expenses of the Fund
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.55%

Other expenses	0.28%a

Total annual fund operating expenses	0.83%

Fee waiver/reimbursement	0.25%b

Net expenses	0.58%b

aExpenses have been restated to reflect current fees.

bEffective August 31, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2007, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 0.58%. However, no reimbursement will be made after April 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$59	$223	$419	$986